Exhibit 99.2

Exhibit 99.2 MGTA-117 Clinical Data Update ASH Annual Meeting December 13, 2022 (NASDAQ: MGTA)

Agenda & Introductions Introduction Review of MGTA-117 Phase 1/2 Clinical Results – Cohorts 1-3 Next Steps Q&A Session Jason Gardner, D.Phil. CEO, President and Co-founder Lisa Olson, Ph.D. Chief Scientific Officer Shawn Rose, M.D., Ph.D. Senior Vice President, Clinical Development Steve Mahoney, J.D., M.B.A. Chief Financial and Operating Officer 2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, as amended. These statements include, without limitation, implied and express statements relating to: Magenta’s future business expectations, plans and prospects; the potential of, and expectations for, Magenta’s product candidate pipeline; the goals, potential benefits and expected performance of Magenta’s product candidates and programs; the potential of Magenta’s product candidates and programs to drive expansion of patient eligibility across stem cell transplant and gene therapies; the potential of stem cell transplant as a platform for advancing cell and gene therapies; the eligibility of future patient populations with improved conditioning; MGTA-117’s potential to improve upon current conditioning approaches, including the potential to reduce or eliminate the need for chemo- or radiation-based conditioning; the development of product candidates and advancement of preclinical and clinical programs, including, without limitation, patient enrollment; expectations, plans and timing for preclinical activities and clinical trials involving Magenta’s product candidates; expectations, plans and timing for the generation, receipt and disclosure of preclinical and clinical data and other results involving Magenta’s product candidates; timelines and expectations for patient dosing, dosing regimens and administration; regulatory engagement, interactions and alignment with regulators; the expected transition of MGTA-117 into transplant-eligible patients and gene therapy patients; that MGTA-117’s evidence of depletion in the Relapsed / Refractory AML and MDS patient population provides an important readthrough for the next phase of development; that MGTA-117 is expected to more efficiently target CD117+ blast and/or stem cells in the bone marrow of transplant-eligible AML and MDS patients and gene therapy patients due to lower number or absence of blasts in those patient populations; potential study designs and partners for use of MGTA-117 in transplant eligible patients and gene therapy; and plans to develop in gene therapy and collaborations with Magenta’s partners. Words such as “anticipate,” “believe,” “continue,” “could,” “designed,” “endeavor,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements. The express or implied forward-looking statements included in this presentation are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation: uncertainties inherent in preclinical and clinical trials and in the availability and timing of data from ongoing and planned clinical and preclinical trials; the ability to initiate, enroll, conduct or complete ongoing and planned preclinical and clinical trials; vulnerability and/or fragility of, and the presence of underlying disorders in, the patient population for the clinical trials of Magenta’s product candidates, including the MGTA-117 Phase 1/2 clinical trial in patients with relapsed/refractory AML and MDS; that preliminary data from Magenta’s clinical trials may change materially following a more comprehensive review of the data; the delay of any current or planned preclinical or clinical trials, or the delay in development of Magenta’s product candidates; whether results from preclinical or earlier clinical trials will be predictive of the results of future trials; interactions with regulatory agencies such as the U.S. Food and Drug Administration; the expected timing of submissions for regulatory approval to conduct or continue trials or to market products; Magenta’s ability to successfully demonstrate the safety and efficacy of its product candidates; whether Magenta’s cash resources will be sufficient to fund Magenta’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; and risks, uncertainties and assumptions regarding the impact of the continuing COVID-19 pandemic on Magenta’s business, operations, preclinical activities, clinical trials, strategy, goals and anticipated timelines. These and other risks are described in additional detail in Magenta’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and its other filings made with the Securities and Exchange Commission from time to time. Any forward-looking statements contained in this presentation represent Magenta’s views only as of the date of this presentation and should not be relied upon as representing its views as of any subsequent date. Magenta explicitly disclaims any obligation to update any forward-looking statements, except to the extent required by law. 3

Improve Outcomes and Expand Use of Stem Cell Transplant & Gene Therapy

Transplant could be a path to a cure

90,000 stem cell transplants/year globally[1]



Blood Cancers (AML, MDS)

~60% of eligible patients receive transplant[3]



Gene Therapy (Sickle Cell Disease)



Autoimmune (Multiple Sclerosis)

<1% of eligible patients receive transplant[3]

Barriers to transplant

Significant Limitations of Current Conditioning Options:

Many patients need high intensity chemotherapy conditioning to prepare for transplant



~20% Mortality associated with chemotherapy conditioning regimens[2]

Opening the door to a cure

Magenta addresses key factors keeping patients from accessing HSCT and better outcomes

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HSCT: Hematopoietic Stem Cell Transplant Source: [1] CIBMTR, EBMT, and APBMT Transplant Registry Data (2018), [2] Scott, *BL. Biol Blood Marrow Transplant.* 2020, 26 (3): S11; [3] Magenta Market Research, Data on File (2020)

magenta THERAPEUTICS

Differentiated Pipeline with Potentially First-in-Class ADC Targeted Conditioning Disease Area Preclinical IND-Enabling Phase 1 Phase 2 Clinical Trial Partners Product Rights MGTA-117 Targeted Conditioning: MGTA-145 Stem Cell Mobilization and Collection: CD45-ADC Targeted Conditioning: Research Platform: Blood Cancers Lysosomal Disorders Hemoglobinopathies Sickle Cell Disease Heme Malignancies Autoimmune Disease Novel Conditioning & Translational Stem Cell Sciences AML/MDS1 Gene Therapy Gene Therapy Gene Therapy 1 AML/MDS: Acute Myeloid Leukemia or Myelodysplastic Syndromes Confidential 5

TARGETED CONDITIONING MGTA-117

MGTA-117: Antibody-Drug Conjugate Designed to Selectively Deplete Target Cells TARGETED BLOCKING Selective binding to CD117+ target cells Blocks Stem Cell Factor (SCF) binding Short half-life to rapidly clear the ADC from the body Short half-life to rapidly clear the ADC from the body Amanitin Payload: Direct depletion of target cells POTENT RAPIDLY CLEARED Target CD117 Target Cells • Stem cells Cancer blast cells Dual Mechanism Depletion ADC-mediated cytotoxicity Blocking of stem cell factor1 Disease Applications Blood cancers Gene therapy Source: 1 Bertelsen et al. ASH 2022 Abstract 7

Multiple CD117+ Target Cells in Bone Marrow and Blood Across Diseases

Relapsed / Refractory AML & MDS Patients

- **High numbers of cancer blast cells** in blood and bone marrow


BLOOD
BONE MARROW

Transplant-Eligible AML & MDS Patients

- **Limited cancer blast cells** in bone marrow


BLOOD
BONE MARROW

Gene Therapy Patients

- **No cancer blast cells** in blood or bone marrow


BLOOD
BONE MARROW

CD117+ Cancer blast cells *CD117+ Stem cells* *CD117+ Erythroid progenitor cells* *Red blood cells*

Sources: Kent et al. Clin Cancer Res (2008) 14 (7): 1926–1930, Wells et al. Am J Clin Pathol (1996) 106(2):192-5, Treatment of relapsed or refractory acute myeloid leukemia – UpToDate

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Confidential

magenta THERAPEUTICS

Current Data Set & Dosing Regimen Expected to Support Move to Transplant and Gene Therapy Studies Dec 2022 AML / MDS Cohorts 1-3 Data at ASH Data submitted to regulatory agencies Enables Additional AML Cohort Data at a scientific conference in Q1 ’23 Regulatory alignment on AML / MDS transplant study expected in Q1 ’23 Regulatory engagement expected to align on developing MGTA-117 for gene therapy in H1 ‘231 1 Assuming partner and alignment on regulatory feedback 9

American Society of Hematology Helping hematologists conquer blood diseases worldwide MGTA-117, an Anti-CD117 Antibody-Drug Conjugated With Amanitin, in Participants With Relapsed/Refractory Adult Acute Myeloid Leukemia (AML) and Myelodysplasia With Excess Blasts (MDS-EB): Safety, Pharmacokinetics and Pharmacodynamics Initial Findings From a Phase 1/2 Study Peter Westervelt, MD, PhD1; Partow Kebriaei, MD2; Mark Juckett, MD3; Andrew S. Artz, MD4; Onyee Chan, MD5; Philip L. McCarthy, MD6; Sherif Farag, MD, PhD7; Anurag K. Singh, MD8; Eytan Stein, MD9; Ji Hyun Lee, MD, MPH10; Alison Occhiuti, MS10; Jeanie Tang, BS10; David Santos, BS10; Kirk Bertelsen, PhD10; Balaji Mahender, BPharm, MS10; Nicole Henry, BSN, RN10; Shawn Rose, MD, PhD10 1Washington University, St. Louis, MO, USA; 2The University of Texas MD Anderson Cancer Center, Houston, TX, USA; 3University of Minnesota, Minneapolis, MN, USA; 4City of Hope, Duarte, CA, USA; 5H. Lee Moffitt Cancer Center and Research Institute, Tampa, FL, USA; 6Roswell Park Comprehensive Cancer Center, Buffalo, NY, USA; 7IU Simon Cancer Center, Indianapolis, IN, USA; 8University of Kansas Medical Center, Kansas City, KS; 9Memorial Sloan Kettering Cancer Center, New York, NY, USA; 10Magenta Therapeutics, Cambridge, MA, USA

MGTA-117: Phase 1/2 Clinical Trial Design

Phase 1/2 Study in CD117+ Relapsed / Refractory AML and MDS-EB

Key Inclusion / Exclusion Criteria
- CD117+ R/R AML or MDS-EB
- Age 18-75 with identified HSCT donor
- ECOG performance status ≤2
- No significant organ dysfunction
- No systemic infections
- No APL, active CNS leukemia or chloroma
- Washouts for prior anti-leukemic therapies


Cohort 5*
0.19 mg/kg
Cohort 4
0.13 mg/kg
Enrolling
Cohort 3
0.08 mg/kg
Complete
Cohort 2
0.04 mg/kg
Complete
Cohort 1
0.02 mg/kg
Complete

Study Design
- Multi-center, U.S. Study
- Open Label
- Single Ascending Dose(s)
- 3+3 Cohort Design
- Modified Fibonacci Sequence for Dosing

Key Objectives
- Target Engagement (RO)
- Robust Cell Depletion (PD)
- Rapid Clearance (PK)
- Tolerability/Safety

[a] Up to 8 cohorts, up to 42 participants may be enrolled. Doses: 0.02-0.40 mg/kg.
PD, pharmacodynamics; PK, pharmacokinetics; RO, receptor occupancy; R/R, relapsed refractory; AML, acute myeloid leukemia; MDS-EB, Myeloid dysplastic syndrome with excess blasts, HSCT: hematopoietic stem cell transplant, ECOG: Eastern Cooperative Oncology Group, APL, acute promyelocytic leukemia; CNS, central nervous system

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MGTA-117 Phase 1/2 Schedule of Assessments Baseline Blood Baseline Bone Marrow Screening Peripheral Blood for RO, PK Peripheral Blood (Flow analysis) Peripheral Blood (Flow analysis) Peripheral Blood (Flow analysis) MGTA-117 Dose (IV) Bone Marrow Collection Bone Marrow Collection (Optional) End of DLT Observation Period Note: Protocol amendment implemented to change bone marrow biopsy collection from 14 days (Cohort 1) to 7 days (Cohort 2 onwards) after dosing; samples not always collected depending on the health of the participant 12

Participant Disposition Through the DLT Observation Period *Interim data through Cohort 3 is subject to further verification and analysis Cohort 3 MGTA-117 0.076 mg/kg N=5 Cohort 2 MGTA-117 0.04 mg/kg N=6 Cohort 1 MGTA-117 0.02 mg/kg N=4 Participant discontinuations from the study were all considered unrelated to MGTA-117 a Data from discontinued participants contributed to study outcome assessments (safety, PK, RO, PD) DLT, Dose Limited Toxicity Completed DLT Observation Period (N=5) Under Evaluation for DLT (N=0”) Discontinued (N=0) Completed DLT Observation Period (N=3) Discontinued (N=3”) Completed DLT Observation Period (N=3) Discontinued (N=1”) 13

Baseline Participant Demographics and Disease Characteristics R/R AML study population has a poor prognosis with a high burden of disease and multiple previous lines of therapy Characteristics Age, Years, Median (range) Sex, Male/Female Total (N=15) 65 (26-74) Diagnosis, n, AML/MDS ELN Risk Classification for AML Adverse Intermediate Unknown Months Since Diagnosis, Median (range) Bone Marrow Blast % at Baseline, Median (range) Prior Lines of Therapy, Median (range) 6/9 13/2 553 3 9 (3-38) 24 (5-60) 2.5 (1-8) ELN: European LeukemiaNet 14

MGTA-117 Rapidly Bound to CD117+ Cancer Blast Cells in Blood %Receptor Occupancy Receptor Occupancy (N=15) 125- 100- 75- 50- 25- A Cohort 3 (n=5) Cohort 2 (n=6) â†’ Cohort 1 (n=4) 0 0 8 16 24 32 40 48 mean + standard deviation Time (hours) Key Results Binding of CD117+ cells observed in all participants at 15-minute initial measurement after dosing RO decline observed in all dosed participants indicating internalization of MGTA-117 Higher receptor occupancy was observed in Cohorts 2 and 3 relative to Cohort 1 Longer duration of receptor occupancy was observed in Cohorts 2 and 3 relative to Cohort 1 RO, receptor occupancy. 15

MGTA-117 Depleted CD117+ Cancer Blast Cells in Peripheral Blood Depletion in Blood (N=14) %Change in CD117+ Blasts Relative to Baseline 100 -80 -60 -40 -20 0 3000 Cohort 3 (n=5) Cohort 2 (n=5) Cohort 1 (n=4) Key Results Depletion of CD117+ cancer blast cells was observed in the blood in Cohorts 2 and 3 Higher depletion in Cohorts 2 and 3 compared to Cohort 1 observed, consistent with higher and longer receptor occupancy in the blood Analysis by flow cytometry; percent change is the maximum change at any time point up to Day 21 relative to baseline Cancer blast cells defined as CD45+CD34brightCD33+CD117+ 16

MGTA-117 Depleted Cancer Blast Cells in the Bone Marrow Cohort 1 Cohort 2 Cohort 3 Absolute % change from baseline Key Results Greater depletion was observed in the bone marrow in Cohort 3 participants compared to previous cohorts
MGTA-117 depleted cancer blast cells in blood AND bone marrow in 3 participants (#11, 13, 14) in Cohort 3
Two participants became transplant eligible after receiving a single dose of MGTA-117 (circled participants)
Analysis by bone marrow morphology. Timeframe of biopsy: at baseline, Day 14 (Cohort 1), Days 7 (Cohort 2 and beyond) 17

A Single Dose of MGTA-117 in Participants with Relapsed/Refractory AML/MDS Resulted in Two Participants Becoming Transplant Eligible Case Study: 58-year-old male with FLT3 mutation and treatment refractory AML (Cohort 1) Diagnosis Disease and Treatment Course Transplant 37% BM cancer blast cells 18% BM blasts (Partial Remission) BM & blood blasts persist
6% BM blasts at Trial Screening Day 14 1% BM blasts Day 28 BM CRi w/ MRD+ Engraftment Day 30 Engraftment Day 100 Treatment 1 Treatment 2 MGTA-117 Dose (Day 1) Myeloablative Conditioning HSCT MRD+ Relapse Day 137
Case Study: 73-year-old female with ASXL1, BCOR, U2AF1 mutations and treatment refractory MDS (Cohort 3)
Diagnosis 17% BM blasts Disease and Treatment Course BM & blood blasts persist 10% BM blasts at Trial Screening
Day 7 3% BM blasts (Marrow CR) Transplant Pending (as of 12/06/2022) Treatment 1 MGTA-117 Dose (Day 1) AML: Acute Myeloid Leukemia; BM: Bone Marrow; CRi: Complete Remission with incomplete hematologic recovery; HSCT: Hematopoietic Stem Cell Transplantation; MAC: Myeloablative Conditioning; MDS: Myelodysplastic Syndrome 18

MGTA-117 Was Well-Tolerated in Cohorts 1-3

Category	Cohort 1 (N=4) n (%)	Cohort 2 (N=6) n (%)	Cohort 3 (N=5) n (%)
Participants with Treatment-Emergent Adverse Events (TEAEs)			
TEAEs classified as dose-limiting toxicities	0	0	0
Serious AEs (all unrelated)	1 (25)	4 (67)	2 (40)
Grade 3 or higher TEAEs	3 (75)	4 (67)	3 (60)
TEAEs resulting in death (all unrelated) AML disease progression, N=2; sepsis, N=1	1 (25)	2 (33)	0 (0)
TEAEs in >20% of Participants Regardless of Causality			
Nausea (27%), constipation (27%), hypokalaemia (27%), hypomagnesaemia (20%) disease progression (20%), liver enzyme elevation (20%), headache (20%) Leukopenia (20%)			
Participants with MGTA-117 Related TEAEs			
Grade 1 (liver enzyme elevation)	1 (25)	1 (17)	0
Grade 2 (fever)	0	1 (17) [1]	0
Grade 3 (leukopenia)	0	0	1 (20) [2]
Grade 4 (leukopenia)	0	0	1 (20) [3]
Grade 5	0	0	0
Total	1 (25)	2 (33)	2 (40)

[1] One participant (Cohort 2) had a Grade 2 liver enzyme elevation not reflected in table; pending site data entry

[2] Participant had severe neutropenia with Grade 2 leukopenia at baseline

[3] Participant had severe neutropenia with Grade 3 leukopenia at baseline

TEAEs observations are from independent participants

TEAEs: Treatment- Emergent Adverse Events; AEs: Adverse Events.

Safety and Tolerability

- Treatment-emergent AEs considered consistent with underlying disease
- No unexpected AEs, treatment-related serious AEs, treatment-related deaths, or dose-limiting toxicities (DLTs) were observed
- No treatment-related infusion reactions were observed
- No MGTA-117 related TEAEs led to discontinuation
- Liver enzyme elevations were expected, transient, low-grade, and resolved without any intervention

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Summary of Phase 1/2 Trial Results – Cohorts 1-3 Goals Clinical Observations
Target Engagement: Measurable MGTA-117 binding to CD117+ target cells in Engage the blood of all participants
Deplete Cell Depletion: MGTA-117 depletes target cells in the blood and bone marrow
Clear Pharmacokinetics: MGTA-117 rapidly clears from the blood; no detectable payload indicates the ADC is stable in the blood
Well Tolerated Tolerability: No unexpected or serious treatment-related adverse events were reported; no dose-limiting toxicities (DLTs) Source: 15 participants dosed with MGTA-117, 11 participants completed the safety evaluation period; preliminary data, subject to further verification and analysis 20

MGTA-117 Depletion in the R/R Patient Population Provides an Important Readthrough for the Next Phase of Development
Relapsed MDS / Refractory Patients AML & blast High numbers cells of cancer in blood and bone marrow
BLOOD BONE MARROW DEPLETION in blood and bone marrow BLOOD BONE MARROW CD117+ Cancer blast cells
CD117+ Stem cells CD117+ Erythroid progenitor cells Confidential Red blood cells 21

Potential for Robust Bone Marrow Depletion in Transplant-Eligible AML/MDS and Gene Therapy Patients
MGTA-117 expected to more efficiently target CD117+ blast and/or stem cells in bone marrow due to lower number or absence of blasts MGTA-117 targets CD117+ cells for DEPLETION in bone marrow Transplant MDS- Eligible Patients AML & Limited cancer blast cells in bone marrow Gene Therapy Patients No cancer blast cells in blood or bone marrow Only stem cells and progenitor cells BLOOD BLOOD BONE MARROW BONE MARROW CD117+ Cancer blast cells CD117+ Stem cells
CD117+ Erythroid progenitor cells Confidential Red blood cells 22

Anticipated Further Development in Transplant-Eligible and Gene Therapy Patients Current Study Relapsed/Refractory Acute Myeloid Leukemia (R/R AML) or (MDS-EB) Enrolling Complete Complete Complete Cohort 5* Cohort Expected Alignment with regulators on path to transplant Anticipated Next Steps: Studies in Transplant-Eligible Patients & Gene Therapy Conditioning Transition to Transplant-Eligible AML and MDS patients Transition to Gene Therapy Clinical Studies 23

Potential to Address Sub-Optimal Outcomes in AML/MDS and Gene Therapy Potential Outcomes Potential Impact of MGTA-117 MG stered as a single agent, single dose AML & MDS Gene Therapy Reduce disease burden prior to Reduced Intensity Conditioning (RIC) by depletion of target cancer blast cells and stem cells Deplete stem and progenitor cells in the bone marrow without busulfan Improve relapse and outcomes post-transplant Better outcomes vs. SOC conditioning with expanded patient eligibility Confidential 24

MGTA-117 NEXT STEPS Confidential

MGTA-117 Summary of Cohorts 1-3 and Next Steps Single Agent Depletion Activity Transition to Transplant-Eligible AML & MDS Advance into Gene Therapy MGTA-117 has shown target cell depletion in the blood and bone marrow, providing evidence of an active dose MGTA-117 is the first targeted ADC in the clinic as a single agent prior to transplant and has been well tolerated
Plan to transition an active dose to patients with transplant-eligible AML/MDS prior to receiving a RIC allogeneic transplant Regulatory feedback expected in Q1 2023 Transplant-eligible study design and data expectations to be shared in Q1 2023 Plan to develop with gene therapy partners Anticipate engaging regulatory agencies with the same data package (Cohorts 1-3) in H1 2023 Confidential 26

Acknowledgements Thank you to our trial participants and their loved ones Thank you to the 117-HEM-101 trial investigators and their site staff MGT CD117 Receptor Stem Cell Factor (SCF) STEM CELL 27

Q&A

APPENDIX
Confidential

MGTA-117 Rapidly Cleared From the Blood Without ADC Degradation
Pharmacokinetics (n=15)
0
500
1000
1500
MGTA-117 Concentration (ng/ml)
Cohort 1 (n=4)
Cohort 2 (n=6)
Cohort 3 (n=5)
T1/2 ≤10 hours
0 8 16 24 32 40 48
Time (hours)
mean + standard deviation
Key Results
• Maximum concentrations of MGTA-117 were reached within an average of 2 hours after dosing (n=15)
• MGTA-117 showed rapid clearance - >95% clearance 48 hours after dosing
• Confirmed in vivo stability of ADC: no free payload detectable at any timepoint after dosing (n=15)
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Availability of Data Across Phase 1/2 Cohorts 1-3

Participant discontinuations from the study were all deemed unrelated to MGTA-117

PARTICIPANTS DOSED (N=15 for RO, Tolerability; N=12 for PK)

Participants completing DLT observation period (n=11 of 15)

Cohort 3
MGTA-117 0.08 mg/kg
N=5

- 5 participants dosed
- All participants completed the DLT observation period

PB n=5; BM n=4

Cohort 2
MGTA-117 0.04 mg/kg
N=6

- 6 participants dosed
- 3 participants completed the DLT observation period
- 3 participants discontinued, all deemed unrelated to MGTA-117 – 2 due to AML disease progression (1 death), 1 due to sepsis (1 death)

PB n=3; BM n=3

Cohort 1
MGTA-117 0.02 mg/kg
N=4

- 4 participants dosed
- 3 participants completed the DLT observation period
- 1 patient discontinued due to AML disease progression (1 death), deemed unrelated to MGTA-117

PB n=3; BM n=2

Available Depletion Data: Peripheral Blood (PB) Bone Marrow (BM)

Total (includes all available data)
PB n=14; BM n=9

RO: receptor occupancy; DLT: dose-limiting toxicity
PK: pharmacokinetics
Source: Magenta clinical data on file as of 11/21/2022

Confidential

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